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                                                                EXHIBIT 10.5.b

                35--Lease, Business Premises.           JULIUS BLUMBERG, INC.
                    Loft, Office or Store.              LAW BLANK PUBLISHERS

                THIS LEASE made the          day of January 1988, between MARCUS
                REALTY, with offices at 684 Broadway, Massapequa, New York 11758 hereinafter referred to as LANDLORD, and MANCHESTER EQUIPMENT CO., INC., a domestic corporation with offices at 50 Marcus Blvd., Hauppauge, New York 11788 hereinafter jointly, severally and collectively referred to as TENANT.

                WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the building and parcel of land located at 50 Marcus Blvd., Hauppauge, New York, as more particularly shown on the survey annexed hereto and made a part hereof to be used and occupied by the Tenant for any and all purposes permitted by the zoning laws and other ordinances, rules and regulations of the municipalities having jurisdiction thereover and for no other purpose, for a term of ten (10) years to commence on February 1, 1988, and to end on January 31, 1998, unless sooner terminated as hereinafter provided, at the total rental of $3,810,000.00, as per Paragraph 36th of Rider, payable as follows: 2/1/88 - 1/31/89 - $300,000.
                ($25,000. per mo.); 2/1/89 - 1/31/90 - $318,000. ($26,500. per
                mo.); 2/1/90 - 1/31/91 - $336,000. ($28,000. per mo.); 2/1/91 -
                1/31/92 - $354,000. ($29,500. per mo.); 2/1/92 - 1/31/93 -
                $372,000. ($31,000. per mo.); 2/1/93 - 1/31/94 - $390,000.
                ($32,500. per mo.); 2/1/94 - 1/31/95 - $408,000. ($34,000. per
                mo.); 2/1/95 - 1/31/96 - $426,000. ($35,500. per mo.); 2/1/96 -
                1/31/97 - $444,000. ($37,000. per mo.); 2/1/97 - 1/31/98 -
                $462,000. ($38,500. per mo.).

                        THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                        FIRST.--That the Tenant will pay the rent as above
                provided.

REPAIRS                 SECOND.--That, throughout said term the Tenant will take
                good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of
ORDINANCES      such repairs; suffer no waste or injury; give prompt notice to
   AND          the Landlord of any fire that may occur; execute and comply with
VIOLATIONS      all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural
                alterations), applicable to the demised premises or to the
                Tenant's occupation thereof, of the Federal, State and Local
                Governments, and of each and every department, bureau and
ENTRY           official thereof, and of the New York Board of Fire
                Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental
                authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the
INDEMNIFY       floors above and below; forever indemnify and save harmless the
LANDLORD        Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

                        THIRD.--That the Tenant will not disfigure or deface any
MOVING          part of the building, or suffer the same to be done, except so
INJURY          far as may be necessary to affix such trade fixtures as are
SURRENDER       herein consented to by the Landlord; the Tenant will not
                obstruct, or permit the obstruction of the street or the
                sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will
                increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse
NEGATIVE        matter, and will not, without the written consent of the
COVENANTS       Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law
CONSTRUCTION    or ordinance. That the Tenant will not obstruct or permit the
SIGNS           obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the
AIR             same. No water cooler, air conditioning unit or system or other
CONDITIONING    apparatus shall be installed or used without the prior written consent of Landlord.

                        IT IS MUTUALLY COVENANTED AND AGREED, THAT

                        FOURTH.--If the demised premises shall be partially
                damaged by fire or other cause without the fault or neglect of
                Tenant, Tenant's servants, employees, agents, visitors or
                licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other
FIRE CLAUSE     rights and remedies of Landlord and without prejudice to the rights of abrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of
                Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.


                        FIFTH.--If the whole or any part of the premises hereby
                demised shall be taken or condemned by any competent authority
EMINENT         for any public use or purpose then the term hereby granted shall
DOMAIN          cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

                        SIXTH.--If, before the commencement of the term, the
                Tenant be adjudicated a bankrupt, or make a "general
LEASE NOT       assignment," or take the benefit of any insolvent act, or if a
IN EFFECT       Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be
                transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises, if after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make
DEFAULTS        default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent"
                or if the demised premises become vacant or deserted, the
                Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the
                Tenant will then quit and surrender the demised premises to the
TEN DAY         Landlord, but the Tenant shall remain liable as hereinafter
NOTICE          provided.

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POSSESSION     If the Tenant shall make default in the payment of the rent
LANDLORD       reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the entire last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days'
               period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may
RE-LETTING     either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may leave incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant.
               Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability.
               In the event that the term of this lease shall expire as above in
WAIVER         this sub-division "Sixth" provided, or terminate by summary
BY TENANT      proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The
               Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE           In the event of a breach or threatened breach by the
ACCUMULATIVE   Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

                        SEVENTH. -- If the Tenant shall make default in the
               performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of
LANDLORD       which the demised premises are part, for, or purporting to be
MAY            for, labor or material alleged to have been furnished, or to be
PERFORM        furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to
ADDITIONAL     enforce the lienor's claim. In such case, the Landlord may pay
RENT           any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said
               "additional rent" shall not be a waiver of any other "additional rent" then due.

                        EIGHTH. -- The failure of the Landlord to insist, in any
               one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein
AS TO          contained, shall not be construed as a waiver or a relinquishment
WAIVERS        for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

                        NINTH. -- If this lease be assigned, or if the demised
COLLECTION     premises or any part thereof be underlet or occupied by anybody
OF RENT        other than the Tenant the Landlord may collect rent from the
FROM OTHERS    assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

                        TENTH. -- This lease shall be subject and subordinate at
MORTGAGES      all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

                        ELEVENTH. -- All improvements made by the Tenant to or
IMPROVEMENTS   upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

                        TWELFTH. -- Any notice or demand when under the terms of
NOTICES this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

                        THIRTEENTH. -- The Landlord shall not be liable for any
LIABILITY      failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.


                        FOURTEENTH. -- No diminution or abatement of rent, or
NO             other compensation shall be claimed or allowed for inconvenience
ABATEMENT      or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The
               Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

                        FIFTEENTH. -- The Landlord may prescribe and regulate
RULES, ETC.    the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

                        SIXTEENTH. -- In the event that an excavation shall be
RESTORING OF   made for building or other purposes upon land adjacent to the
WALLS          demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

                        SEVENTEENTH. -- No vaults or space not within the
VAULT SPACE    property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

                        EIGHTEENTH. -- That during seven months prior to the
ENTRY expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building: and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

                        NINETEENTH. -- The Landlord has made no representations
NO REPRE-      or promises in respect to said building or to the demised
SENTATIONS     premises except those contained herein, and those, if any
               contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

                        TWENTIETH. -- If the Tenant shall at any time be in
ATORNEY'S      default hereunder, and if the Landlord shall institute an action
FEES           or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expenses of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

                        TWENTY-FIRST. -- Landlord shall not be liable for
POSSESSION     failure to give possession of the premises up on commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

                THE TENANT FURTHER COVENANTS:

IF A FIRST              TWENTY-SECOND.--If the demised premises or any part
     FLOOR thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

                        TWENTY-THIRD.--If by reason of the conduct upon the
INCREASED       demised premises of a business not herein permitted, or if by
     FIRE       reason of the improper or careless conduct of any business upon
INSURANCE       or use of the demised premises, the fire insurance rate shall at
     RATE       any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord;
                but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified.
                In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York
                Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

                        TWENTY-FOURTH.--If a separate water meter be installed
WATER RENT      for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered.
                If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter.
                Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as
  SEWER         aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

                        TWENTY-FIFTH.--That the Tenant will purchase from the
ELECTRIC        Landlord, if the Landlord shall so desire, all electric current
 CURRENT        that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

                        TWENTY-SIXTH.--If there now is or shall be installed in
SPRINKLER       said building a "sprinkler system" the Tenant agrees to keep
   SYSTEM       the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire
                Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term
                $____________ toward the contract price for sprinkler supervisory service.

                        TWENTY-SEVENTH. --The sum of ____NONE_______
  SECURITY Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

                        TWENTY-EIGHTH.--This lease is granted and accepted on
  NUISANCE the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

                        TWENTY-NINTH.--The Landlord hereby recognizes
    BROKERS              as the broker who negotiated and consummated this lease
COMMISSIONS     with the Tenant herein, and agrees that if, as, and when the
                Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The
                Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

                        THIRTIETH.--The Tenant agrees that it will not
   WINDOW       require, permit, suffer, nor allow the cleaning of any window,
 CLEANING       or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York
                Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New
                York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or
                Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

                        THIRTY-FIRST.--The invalidity or unenforceability of
  VALIDITY any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

                        THIRTY-SECOND.--In order to avoid delay, this lease
  EXECUTION     has been prepared and submitted to the Tenant for signature with
 & DELIVERY     the understanding that it shall not bind the Landlord unless and
   OF LEASE     until it is executed and delivered by the Landlord.

                        THIRTY-THIRD.--The Tenant will keep clean and polished
EXTERIOR OF     all metal, trim, marble and stonework which are a part of the
   PREMISES     exterior of the premises, using such materials and method as the
                Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

                        THIRTY-FOURTH.--The Landlord shall replace at the
PLATE GLASS     expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

                        THIRTY-FIFTH. -- This lease and the obligation of Tenant
       WAR      to pay rent hereunder and perform all of the other covenants and
 EMERGENCY      agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection, with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                THE LANDLORD COVENANTS

      QUIET             FIRST.--That if and so long as the Tenant pays the
 POSSESSION     rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

   ELEVATOR

       HEAT



                        And it is mutually understood and agreed that the
                covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

                        IN WITNESS WHEREOF, the Landlord and Tenant have
                respectively signed and sealed these presents the day and year first above written.


                                        MARCUS REALTY

                                        By: /s/ BARRY STEINBERG        [L.S.]
                                            -------------------------Landlord

                IN PRESENCE OF:
                                        MANCHESTER EQUIPMENT CO., INC.

                                        By: /s/ BARRY STEINBERG        [L.S.]
                                            --------------------------Tenant
                                            BARRY STEINBERG - PRES.

                           RIDER TO AND FORMING PART OF LEASE
                           DATED JANUARY     , 1988, by and
                           between MARCUS REALTY, as Landlord,
                           and MANCHESTER EQUIPMENT CO., INC.,
                           as Tenant.

                  RE: Premises - 50 Marcus Blvd. Hauppauge, NY

36th. RENTAL: That the Tenant shall pay the sum of THREE MILLION EIGHT HUNDRED TEN THOUSAND ($3,810,000.00) DOLLARS as the rental for the ten (10) year term of the within Lease, which said total rental shall be payable at the monthly rate as set forth on page 1 of the within Lease.

37th. INVOLUNTARY ASSIGNMENT: Notwithstanding any provision herein contained to the contrary, the Landlord shall not be required to consent to any involuntary assignment of this Lease or of the interest of the Tenant in this Lease by operation of law. Each of the following acts shall be considered an involuntary assignment:

         (a) If Tenant is or becomes bankrupt or insolvent or is a debtor-in-possession under any insolvency statute such as "Chapter XI" proceedings under the Bankruptcy Act, or where Tenant makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which the Tenant is a bankrupt or a debtor or a debtor-in-possession or if any proceeding is instituted against the Tenant under the Bankruptcy Act; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or in the event any court, court officer, referee, judge, trustee or judicial officer attempts to assign or offer for sale at auction or otherwise the subject lease; or

         (b) If a writ of attachment or execution is levied on this Lease; or

         (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the premises.

         An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

38th. WAIVER OF JURY TRIAL AND COUNTERCLAIM: The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Lease premises, and/or any claim of injury or damage. In the event Landlord commences any proceeding for non-payment of rent, minimum rent or additional rent, Tenant will not interpose any counterclaims of whatever nature or description in any such proceeding. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by the Tenant.

39th. LEGAL EXPENSES: In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenants herein contained on the part of the Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including a reasonable attorney's fee.

40th. INDEMNIFICATION OF LANDLORD: Tenant will indemnify the Landlord and save it harmless from and against any and all claims, actions, damages, liabilities and expenses in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case Landlord shall , without fault on its part be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.

41st. LIENS: Tenant agrees not to suffer or permit during the demised term, any mechanic's or other lien for work, labor and services and/or materials furnished or otherwise to attach to and become a lien upon the premises as a result of any work done by or on behalf of Tenant. If such lien shall so attach, Tenant shall within 30 days after notice thereof, either pay or satisfy the same or procure the discharge thereof of record in such manner as may be permitted or provided by law. Should Tenant fail or refuse to discharge any such lien within the period herein provided, then Landlord is hereby authorized to add the amount of the said lien to any regular installment of rent thereafter becoming due as additional rent.

42nd. ESTOPPEL CERTIFICATE: Within ten (10) days after request therefor by Landlord, Tenant shall deliver in recordable form a certificate to Landlord or to any proposed mortgagee or purchaser certifying that this Lease is in full force and effect and that there are no defenses or offsets to any rent payments, or stating those defaults or claims claimed by Tenant; such certificate to be furnished without charge.

43rd. NOTICE: All notices, requests, demands or other communications desired or required to be given under any of the provisions hereof shall be in writing and shall be deemed to have been duly given on the date mailed if sent by certified mail addressed to Tenant at 50 Marcus Blvd., Hauppauge, New York 11788, and to the Landlord at 684 Broadway, Massapequa, New York 11758, or at such other or additional address as the parties may furnish by such notice to the other.

44th. NO BROKER: Tenant represents and warrants to the Landlord that Tenant has dealt with no real estate broker, real estate company or salesman as to give rise to any claim for brokerage commission or similar compensation and the Tenant does herewith hold harmless, save and indemnify the Landlord from any claims of any real estate brokers, real estate companies or real estate salesmen for brokerage commissions.

45th. UTILITIES: The Tenant agrees to pay for all utilities utilized by it in connection with its occupancy for the demised premises including, but not by way of limitation to, fuel, oil, electricity, gas (if any) and water. The Tenant further agrees to have the aforementioned utilities placed in its name and to make any requisite deposits therefor before occupying the demised premises. The Tenant further agrees to pay for the aforesaid utilities within ten (10) days after bills therefor have been received by it.

46th. CERTIFICATES AND PERMITS: During the entire term of this lease, the Tenant shall be required to keep in full force and effect all necessary certificates for the purposes for which the demised premises are rented, permits and other approvals or consents required by any governmental authority having jurisdiction over the business conducted by the Tenant as set forth in the purpose clause of this Lease.

47th. INSURANCE:

         (a) Tenant, at its cost, shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements to the extent of at least 80% of full replacement value, defined as follows:
$2,500,000.00. The insurance policy shall be issued in the names of Landlord, Tenant and Landlord's lender, if any, now or in the future, as their interests appear. The insurance policy shall provide that any proceeds shall be made payable to Landlord or Landlord's lender as Landlord may designate. If necessary, and at Landlord's request, the Tenant agrees to assign and deliver at the commencement of this Lease, said insurance policy to the Landlord and the said policy and renewal thereof shall be held by said Landlord. In the event the Tenant does not pay the premiums as they fall due on said policy, Landlord shall have the option of paying said premiums on behalf of Tenant, and adding the cost thereof to the next month's rent due Landlord under the terms of this Lease as additional rent and to collect same as "additional rent".

         (b) Tenant, at its cost, shall maintain plate glass insurance and public liability and property damage insurance and products liability insurance with liability limits of not less than $500,000.00 per person per occurrence and $1,500,000.00 per occurrence and property damage limits of not less than $50,000.00, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use, occupancy and possession of the premises. All public liability insurance and products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of paragraph "40th" of this Rider. Both parties shall be named as co-insureds and the policy shall contain cross-liability endorsements and the original policy shall be delivered to Landlord at the commencement of this Lease. In the event the Tenant does not pay the premiums as they fall due on said policies, Landlord shall have the option of paying said premiums on behalf of Tenant, and adding the cost thereof to the next month's rent due Landlord under the terms of this Lease as additional rent and to collect said as "additional rent".


48th. DESTRUCTION:

         (a) If, during the term of this Lease, the premises are totally or partially destroyed from a risk covered by the insurance described in paragraph "47th" of this Rider, rendering the premises totally or partially inaccessible or unusable, or partially damaged but still usable, Tenant shall restore the premises to substantially the same condition as they were in immediately before destruction, whether or not the insurance proceeds are sufficient to cover the actual cost of restoration. Such destruction shall not terminate this Lease. However, if premises are not able to be used by Tenant for its business operation, rent will abate until premises are restored.

         (b) If, during the term of this lease, the premises are destroyed in a manner described in subparagraph "(a)" of this paragraph "48th", both Tenant and Landlord shall make the loss adjustment with the insurance company insuring the loss, and on receipt of the proceeds, same shall be paid to Landlord and Landlord shall hold same in escrow as follows:

All sums deposited with the Landlord shall be paid in installments by the Landlord to the contractor retained by Tenant as construction progresses for payment of the cost of restoration. A 10% retention fund shall be established that will be paid to the contractor on completion of restoration, payment of all costs, expiration of all applicable lien periods and proof that the premises are free of all mechanic's liens and lienable claims, and the furnishing of all municipal certificates. If the Landlord in its reasonable discretion determines that a particular installment requested by Tenant or Tenant's contractor is improper, it shall have the right to appoint its own construction supervisor to determine the validity of such installment and to make payments on certificates approved by Landlord's construction supervisor, and the reasonable expenses of Landlord's construction supervisor shall be paid out of the escrow funds and charged to Tenant's account.

         Both parties agree to promptly execute all documents and perform all acts reasonable required by either Landlord or any substitute insurance trustee to perform its obligations under this paragraph.

49th. CONSENT OF PARTIES: Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval except as same may be limited by paragraph "37th" of this Rider.

50th. ADDITIONAL RENT: The Tenant shall pay as additional rent any money required to be paid pursuant to this Lease and all other sums of money or charges required to be paid by Tenant under this Lease whether or not the same be designated as "additional rent". If such amounts or charges are not paid at the time provided in this Lease or if real estate taxes, increases, water charges or assessments as well as insurance premiums are not paid within the grace period allowed by the taxing authorities, water companies or insurance companies, they shall, nevertheless, if not paid when due, be collectible as additional rent with any installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any money, charge or amount at the time same becomes due and payable hereunder, or limit any other remedy of the Landlord.

51st. AS IS: The Tenant does herewith acknowledge and declare that it is fully familiar with the premises and environs and the buildings and improvements thereon, and accepts said premises and environs, the buildings and improvements thereon in an "as is" condition, and Landlord makes no representation or warranty as to the fitness, feasibility or use of the demised premises, and any violations placed on the premises either prior to or after the date hereof, shall be removed by Tenant; PROVIDED, HOWEVER, that at the commencement of the within Lease, it shall be the Landlord's responsibility to place the electric oil burner and air-conditioning systems in working order.

52nd. CONFLICT IN LANGUAGE: Should any conflict in language or interpretation occur between the printed provisions of this Lease and the provisions contained in the Rider of the Lease, the parties agree that the provisions contained in the Rider of the Lease, the parties agree that the provisions in the Rider shall prevail. All reference to paragraph numbers in the Rider shall refer to paragraphs so numbered in the Rider and not to paragraphs in the printed portion of this Lease unless so designated or unless the context of the Rider is intended to designate the printed portion of the Lease.

53rd. AGREEMENTS BETWEEN PARTIES: This Lease contains all of the agreements and understandings of the parties and cannot be amended or modified except by a written agreement.

54th. SEVERABILITY: The unenforceability, invalidity or illegality of any provision of this Lease shall not render the other provisions unenforceable, invalid or illegal.

55th. SUCCESSORS: This Lease shall be binding on and inure to the benefit of the parties and their successors, heirs and assigns.

56th. TAXES:

         (a) The Tenant shall, and will, during the term herein demised, pay and discharge all such duties, taxes, charges for water, sewer taxes, assessments and payments, extraordinary as well as ordinary, whether foreseen or unforeseen, as shall during the term hereby demised by laid, levied, assessed or imposed upon, or become due and payable, or liens upon the said demised premises, or any part thereof, or any appurtenances thereto, the leasehold estate hereby created, the sidewalks or streets in front of or adjoining the demised premises or any vault or vaults thereunder, by virtue of any present or future law, order or ordinance of the United States of America, or of the city, county or local government, or of any department, office or bureau thereof, or any other governmental authority. The duties, taxes, charges, assessments and payments described in the foregoing paragraph are sometimes referred to herein collectively as "Impositions ".

         (b) All impositions mentioned in this paragraph shall be paid by the Tenant when the same shall become due and payable without interest or penalty to the department, office or bureau charged with the collection thereof. But nothing herein contained shall require the Tenant to pay any inheritance, franchise, income, payroll, excise, privilege, rent, capital stock, estate or profit tax, or any tax of similar nature, that is or may be imposed upon the Landlord, unless such taxes shall be levied upon the rent herein reserved in the place of taxes upon the property herein demised. All taxes, assessments and water rents that are mentioned above to be paid by Tenant shall be prorated and adjusted for the fiscal years in which the terms begins and ends.

         (c) In the case of assessments for local improvements or betterments which are assessed or imposed during the term hereof and which may be payable in installments, Tenant shall only be obligated to pay such installments as fall due during the term hereof.

         (d) In any suit or proceedings of any kind or nature arising or growing out of the failure of the Tenant to keep any covenant contained in this paragraph, the certificate or receipt of the department, office or bureau charged with collection of the imposition, showing that the tax, water rent, assessment or other charge, affecting the demised premises is due and payable, or has been paid, shall be prima facie evidence that such tax, water rent, assessment or other charge was due and payable as a lien or charge against the demised premises or that it has been paid as such by the Landlord.

         (e) The Tenant shall have the right to contest or review by legal proceedings or in such manner as Tenant, in its opinion shall be deemed advisable (which proceedings or other steps taken by Tenant, if instituted, shall be conducted diligently at its own expense and free of expense to the Landlord) any and all impositions levied, assessed or imposed upon or against the demised premises or the building or improvements thereon, or taxes in lieu thereof, required to be paid by Tenant hereunder. No such context or review shall be undertaken in a manner that exposes the premises or Landlord's interest therein to jeopardy.

         (f) Tenant upon request of Landlord will promptly exhibit to Landlord all paid bills for real estate taxes, water rates and assessments, which bills after inspection by the Landlord shall be returned to the Tenant.

         (g) Notwithstanding the foregoing provisions of this paragraph, Tenant agrees at the election of Landlord, to pay to Landlord the amount of the impositions imposed upon the demised premises for each fiscal tax year, in equal monthly installments on the first day of each month during such fiscal tax year. Such payments shall in the first instance be based on the impositions for the prior fiscal tax year, and when the impositions shall be ascertained for the current tax year, appropriate adjudgments shall be made. No interest shall be paid by Landlord or Tenant on the monthly payments by Tenant, but the same will be kept by Landlord in a separate escrow account, the funds whereof shall be employed by Landlord to pay the impositions for the current tax year as they mature. It is further agreed that if an imposition is payable in full before the expiration of the fiscal tax year, whether in installments or by lump sum payment, the monthly payments by Tenant shall be in amounts such that there shall be a fund in Landlord's hands sufficient to meet the payment of any imposition or installment thereof as it falls due. Each monthly payment of Tenant shall be in an equal amount during the period between impositions payment dates; in any event, at least ten days in advance of the last date for payment of any imposition, or installment thereof, before a penalty or interest accrues thereon, Tenant will deposit with Landlord an amount sufficient to make up any deficiency for that payment.


57th. TERM OF LEASE:

         Unless sooner terminated, this Lease shall terminate on the tenth anniversary of the last day of the month preceding the month during which the original term of this Lease commences. Upon request of either the Landlord or Tenant, the other party shall execute a document in recordable form, setting forth the exact commencement date of the term hereof.

58th. MORTGAGE: Reference is herein made to a certain mortgage now a lien on the demised premises presently held by the Union Savings Bank, and to the proposed mortgage contemplated to become a lien on the demised premises to be held by the New York State Job Development Authority. In the event that the interest rates as to either or both of said mortgages should increase during the term of the within Lease, the Tenant shall pay to the Landlord, as additional rent hereunder, such sums as shall equal the amount of such increase or increases , as same should occur throughout the term of this Lease. Said additional rent shall be paid on a monthly basis commencing on the first of the month following each written notification to the Tenant of an interest increase hereunder.

59th. SUBORDINATION: This Lease shall be subject and subordinate to any and all mortgages which may now or hereafter affect the Landlord's interest in the real property of which the demised premises form a part, and of all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instruments of subordination shall be required. In confirmation of such subordination Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord/Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of the Tenant.

60th. IMPROVEMENTS: it is understood and agreed that all improvements of whatsoever nature, any and all additions to the building, together with any and all fixtures attached to the demised premises shall immediately become the property of the Landlord, and shall be surrendered at the end of the demised term, in good condition, reasonable wear and tear excepted.


                                        MARCUS REALTY


                                        By: /s/ BARRY STEINBERG
                                           ---------------------------
                                                            Landlord


                                        MANCHESTER EQUIPMENT CO., INC.


                                        By: /s/ BARRY STEINBERG
                                           ---------------------------
                                           BARRY STEINBERG - Tenant

                                  STREET MAP

State of New York, County of           ss:

        On the      day of              19  , before me personally came
                        , to me known, who, being by me duly sworn, did depose
and say that he resides at                       ; that he is
of                              , the corporation described in and which
executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of           ss:}

        On the      day of              19  , before me personally came
                        , to me known, who, being by me duly sworn, did depose
and say that he resides at                       ; that he is
of                              , the corporation described in and which
executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of           ss:

        On the      day of              19  , before me personally came
to be known and known to me to be the individual described in and who executed the foreoing instrument, and duly acknowledged that he executed the same.


State of New York, County of           ss:

        On the      day of              19  , before me personally came
                       , subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say, that he resided, at the time of the execution of said instrument, and
still resides, in                                         that he is and then
was acquainted with                             , and knew                 to
be                the individual described in and who executed the foregoing instrument; and that he, said sbuscribing witness, was present and saw execute the same; and that he, said witness, thereupon at the same time subscribed his name as witness thereto.


BUILDING

PREMISES

                                Landlord

                  to

                                Tenant

                 LEASE



                                   GUARANTY

        In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

        Dated,                   19

                                                                          L.S.


STATE OF             COUNTY OF                       ss:

        On this      day of             19  , before me personnally appeared

to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

        Modification of Lease dated January 17, 1996, between Barry Steinberg d/b/a Marcus Realty, as Landlord, and Manchester Equipment Co., Inc., as Tenant.

Re: Premises at 50 Marcus Boulevard, Mauppauge, New York 11788.
--------------------------------------------------------------------------------
        The Landlord and Tenant hereby agree to modify the terms and conditions of the Lease as follows:

                1. Anything to the contrary notwithstanding commencing October 1, 1996, the rents shall be adjusted and modified in accordance with the following provisions:

                        Rider Paragraph 34 of the original Lease shall be deleted and in place and stead thereof the following provisions shall apply:

        34. The base rent for the described periods of the term of the within Lease shall be as follows:

                                                Period          Monthly
                                                ------          -------
Feb. 1, 1996 to July 31, 1996                   $222,000.00     $37,000.00
Aug. 1, 1996 to Jan. 31, 1997                   $162,112.50     $27,018.75
Feb. 1, 1997 to Jan. 31, 1998                   $333,851.74     $27,829.31
Feb. 1, 1998 to Jan. 31, 1999                   $343,970.29     $28,864.19
Feb. 1, 1999 to Jan. 31, 2000                   $364,289.39     $29,524.11
Feb. 1, 2000 to Jan. 31, 2001                   $364,918.07     $30,429.83
Feb. 1, 2001 to Jan. 31, 2002                   $375,865.61     $31,322.13
Feb. 1, 2002 to Jan. 31, 2003                   $387,141.57     $32,261.79
Feb. 1, 2003 to Jan. 31, 2004                   $399,755.81     $33,229.64
Feb. 1, 2004 to Jan. 31, 2005                   $410,718.48     $34,222.53
Feb. 1, 2005 to Jan. 31, 2006                   $423,040.03     $35,283.33
Feb. 1, 2005 to Jan. 31, 2007                   $435,731.25     $36,310.83
Feb. 1, 2007 to Jan. 31, 2008                   $448,803.14     $37,400.28

        2. This Modification is conditioned and shall take effect only upon the Tenant successfully completing the Public Offering of its shares now contemplated. In the event the Public Offering of shares now contemplated is not concluded, on or before January 1, 1997, then, unless said date is extended by written agreement of the parties, this Modification shall be null and void, and the Lease shall be enforceable as originally written.

        DATED:  OCT. 2, 1996



                                        /s/ BARRY STEINBERG
                                        ------------------------------------
                                        Barry Steinberg, d/b/a Marcus Realty,
                                        Landlord


                                        Manchester Equipment Co., Inc.


                                        by:  /s/ JOEL STEMPLE  V.P.
                                           ----------------------------------
                                                       Tenant